Exhibit 99.1

Investor Presentation November 2007 Exhibit 99.1

Safe Harbor Disclosure Statements in this presentation or made orally in connection with it, other than historical facts, are considered forward-looking and made in reliance upon the safe harbor of the Private Securities Litigation Reform Act of 1995. A list of uncertainties and factors that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements is contained in Gardner Denver's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 7, 2007 and is incorporated herein by this reference.

The Gardner Denver Story The Setting The global market segment for Gardner Denver's industrial products is >$7.8B growing at 3-5% annually (1) The Company The recognized leader in all key products The Future Continue to execute the same strategies that have delivered for 10+ years consistent growth at 2-3X the industry

Revenues 10-Year CAGR Cash Flow (2) 10-Year CAGR DEPS 10-Year CAGR The Performance Record Our Strategy has Delivered 10-year CAGR: 1996 - 2006 An excellent platform to build on 22.6% 17.3% 16.3%

Agenda 1 The company 2 The strengths 3 The performance 4 The future

Gardner Denver at a Glance Global ranking in major products #1 or #2 Manufacturing facilities worldwide 38 Employees worldwide 6,000 Acquisitions last 10 years 20 Market capitalization ~$2B Management ownership 3%

2001 2007E (3) A Company On the Move Segment operating earnings as a percentage of revenues (6) 9.1% ~15.0% Revenues $420M $1.8B % of revenues outside U.S. 30% ~60% % of revenues from U.S. upstream oil and gas 21% ~14% DEPS $0.70 (4) $3.49 to $3.54 (5)

Changing the Company Profile - Higher Growth, Lower Risk Global Footprint U.S. Higher Lower Cyclicality of end-market segments Gardner Denver Expanding internationally Moving into stable growth market segments such as - environmental - medical

Building on Two Strong Segments Europe strong Plant rationalizations ? savings Organic growth in 2007E ~4-5% $7.8B (1) 7-10% Outlook: growth moderating Organic growth in 2007E ~16-18% >$1.7B (1) 15-20% Compressor and Vacuum Products 78% of Q3 2007 YTD revenue Fluid Transfer Products 22% of Q3 2007 YTD revenue Segment Global market segment size Revenue growth 2007E Status Today

Industrial Manuf Medical Paper Energy Environmental Printing Food & Bev Transportation Chemical Automotive Services Other 0.23 0.07 0.03 0.23 0.06 0.03 0.06 0.14 0.05 0.02 0.08 United States Canada Latin America Europe Asia Other 458.5 236.7 81.6 56.6 601.8 191.8 42.2 Diversified Revenue Base By Industries Served (7) By Geography (7) (14% Upstream Oil & Gas) No customer > 3% of revenues

Loading Arms Well Stimulation Pumps Well Drilling Pumps Industrial Compressors Mobile Blowers Industrial Blowers Liquid Ring Pumps Specialty Components to OEMs The Broadest Product Range Compressor & Vacuum Products Segment Fluid Transfer Products Dresser Inc. SIHI/Sterling Fluid Systems Gardner Denver Ingersoll-Rand Atlas Copco Gardner Denver National Oilwell Varco SPM/Weir Group FMC Technologies

Agenda 1 The company 2 The strengths 3 The performance 4 The future

Our Business Model Builds on our Strengths 2. Develop differentiated solutions 3. Low cost manufacturing 4. Grow organically, acquisitions 1. Leverage strong market segment position

1. LEVERAGE MARKET SEGMENT POSITION Strong Global Platform... Leading brands > 1,000 reps, distributors and dealers / key OEM relationships - often exclusive Strong distribution network and OEM alliances ~ 20-25% of revenue from aftermarket parts and services Large installed equipment base

1. LEVERAGE MARKET SEGMENT POSITION .... With the Broadest Product Range From the largest drilling pump... .... to the smallest air sampling pump

2. DIFFERENTIATED SOLUTIONS Develop Differentiated Solutions Close customer relationships + Proprietary products + New technologies Differentiated, higher margin solutions

3. LOW COST MANUFACTURING Continue to Reduce Costs Key Initiatives Global sourcing Lean enterprise techniques Acquisition integration Profitability improvement initiatives Investment in efficiency- enhancing capital projects Results Net material cost reduction opportunities 492,000 ft2 space reduction (12 facilities) Increased segment operating margins Reduced capital levels 20% - 25% incremental contribution margin

4. GROWTH Grow Organically and Through Selective Acquisitions Organic growth long term industry growth rates ~ GDP Excellent record of integrating acquisitions immediately accretive, consistently meet or exceed earnings targets

4. GROWTH Blowers Highlight our Success in Acquisitions 50 25 15 10 7 5 3 1 3.0 1.5 1.0 0.7 0.5 0.3 0.2 0.06 Bar PSI 100 500 1000 3000 10,000 100,000 cfm 175 875 1750 5250 17,500 175,000 m 3/hr 3 15 30 90 300 3000 m 3/min -0.5 -2.5 -5.0 -7.3 -9.8 -13.3 -13.8 -14.7 -0.03 -0.15 -0.3 -0.5 -0.7 -0.9 -0.95 -1.0 V A C U U M P R E S S U R E 0 0 Lobe Screw Before: 1994

4. GROWTH Blowers Highlight our Success in Acquisitions 50 25 15 10 7 5 3 1 3.0 1.5 1.0 0.7 0.5 0.3 0.2 0.06 Bar PSI 100 500 1000 3000 10,000 100,000 cfm 175 875 1750 5250 17,500 175,000 m 3/hr 3 15 30 90 300 3000 m 3/min -0.5 -2.5 -5.0 -7.3 -9.8 -13.3 -13.8 -14.7 -0.03 -0.15 -0.3 -0.5 -0.7 -0.9 -0.95 -1.0 V A C U U M P R E S S U R E 0 0 Centrifugal Lobe Liquid Ring Pump Dry Screw Sliding Vane Side Channel Claw Rotary Lobe Radial Claw Screw After: 2007

Agenda 1 The company 2 The strengths 3 The performance 4 The future

Strong Revenue and DEPS Record 2001 2002 2003 2004 2005 2006 East 420 418 440 740 1215 1669 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 ($ in millions, except per share data) Revenues YTD Q3 '07: up 10.5% 2001 2002 2003 2004 2005 2006 East 0.7 0.61 0.64 0.96 1.37 2.49 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Diluted EPS (4) YTD Q3 '07: up 46.4% (5)

Impressive Working Capital Improvements Inventory Turnover DSO 1995 1996 1997 1998 1999 2000* 2001 2002* 2003 2004* 2005 2006 2007 DSO 76.1 79.2 77.6 65.7 80.7 70.5 71 66 64.2 62.5 57.2 55 59.4 North 45.9 46.9 45 43.9 1995 1997 1999 2001 2003 2005 2007 DSO 76.1 79.2 77.6 65.7 80.7 70.5 71 66 64.2 62.5 57.2 55 59.7 Inventory Turnover 2.87 3.15 4.02 4.8 3.75 4.69 4.02 4.36 5.14 4.68 4.7 5.04 4.62 North 45.9 46.9 45 43.9 (8) (8) (8) (8) (8) (8)

The Resources to Grow 2001 2002 2003 2004 2005 2006 East 44 53 46 76 115 167 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Growing Cash Flow (2) ($M) Low Net Debt to Cap Ratio A powerful cash generation engine 6/30/05 9/30/2007 2003 2004 2005 2006 East 0.465 0.18 46 76 115 167 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 (9)

Agenda 1 The company 2 The strengths 3 The performance 4 The future

Our Seven Strategies For Growth Reduce costs Pursue international markets Manufacture proprietary products Accelerate new product development Embrace new technologies Develop our people Pursue strategic acquisitions A proven formula for success

Gardner Denver Earnings Drivers 2001 to 2006 Faster growing global market segments Selective acquisitions New products Margin improvements Industry annual growth rate Gardner Denver earnings CAGR

Outlook by End Market Segments (3) North America: slowing growth Europe, Asia: continued growth 23% Industrial Manufacturing Comment Outlook Market Segment 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 77 23 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 % of Revenues (7) a Upstream: mixed-to-down Downstream: continued growth 23% Energy 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 77 23 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 ßa North America: better in 2008 Europe: continued growth 14% Transportation 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 86 14 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 a OEM sales remain strong 7% Medical 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 93 7 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 a North America: mixed Rest of World: slowing growth 6% Food and beverage 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 94 6 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 a Significant opportunities from regulatory mandates and wastewater treatment needs 6% Environmental 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 94 6 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 a Growth: Chemical Challenges: Automotive Services, Printing, Paper, Other 21% Other 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 79 21 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 ßa

EARNINGS GROWTH DRIVERS A Closer Look at Acquisitions Proven record as successful consolidator in compressor and vacuum products Next target market segment industrial pumps: Why we like the Industrial Pump Market Segment Size of worldwide market $29B + Industrial pump market segment size vs. compressor market segment 4-5X bigger Industry ownership Fragmented Leverages existing technology, distributors, customers Yes

Consolidation Opportunity in Industrial Pumps Estimated 2006 Pump Sales of Top 10 Companies (10) ITT $2.7B Ebara $1.7B Grundfos $1.7B Flowserve $1.6B Sulzer $1.4B Weir $1.4B KSB $1.2B Wilo AG $1.2B Roper Industries $1.1B Putzmeister $0.7B $29B Market Segment Worldwide (10) 1st Qtr 2nd Qtr East 50 50 West 30.6 38.6 Top 10 50% > 500 companies

EARNINGS GROWTH DRIVERS A Closer Look at Operating Leverage from Organic Growth(11) Organic increase in revenues of: 1% Margin on incremental revenues: 20 to 25% Increase in DEPS: $0.04 to $0.05

Current Low Valuation P/E based on 2008E consensus (12) Gardner Denver Peer group median East 9.5 14.5 CIRCOR International Crane Co. EnPro Flowserve Gorman-Rupp Graco IDEX Ingersoll Rand Nordson Parker Hannifin Pentair Roper Industries Robbins & Myers Watts Water Technologies Peer group includes:

Acquisitions A Long Runway for Growth Faster growing market segments in Europe, Asia Steady organic growth Powerful cash flow engine

Why Invest in Gardner Denver Well positioned in large global market segments leading positions, global footprint, steady growth Impressive performance record 10-year DEPS growth of 16.3%, acquisition expertise, deliver on commitments The future looks bright powerful cash flow engine to fund continued acquisitions plus steady organic growth

Investor Presentation November 2007

Segment Revenues by Industries Served Industrial Manuf Medical Drilling & Production Other Energy Environmental Printing Food & Bev Transportation Chemical Automotive Services Other 31353 0 233848 50466 1338 0 0 23203 14332 0 3000 Fluid Transfer Products (7) Industrial Manuf Medical Paper Energy Environmental Printing Food & Bev Transportation Chemical Automotive Services Other 353771 117885 44906 95140 93992 53717 97613 215202 64212 41463 132602 Compressor & Vacuum Products (7) No customer > 3% of revenues

Current Conditions-Fluid Transfer Products Demand driven by increasing rig counts, utilization and day rates Declining production per rig results in increasing wells drilled 1/1/1981 2/1/1981 3/1/1981 4/1/1981 5/1/1981 6/1/1981 7/1/1981 8/1/1981 9/1/1981 10/1/1981 11/1/1981 12/1/1981 1/1/1982 2/1/1982 3/1/1982 4/1/1982 5/1/1982 6/1/1982 7/1/1982 8/1/1982 9/1/1982 10/1/1982 11/1/1982 1/1/1983 2/1/1983 3/1/1983 4/1/1983 5/1/1983 6/1/1983 7/1/1983 8/1/1983 9/1/1983 10/1/1983 11/1/1983 12/1/1983 1/1/1984 2/1/1984 3/1/1984 4/1/1984 5/1/1984 6/1/1984 7/1/1984 8/1/1984 9/1/1984 10/1/1984 11/1/1984 1/1/1985 2/1/1985 3/1/1985 4/1/1985 5/1/1985 6/1/1985 7/1/1985 8/1/1985 9/1/1985 10/1/1985 11/1/1985 12/1/1985 1/1/1986 2/1/1986 3/1/1986 4/1/1986 5/1/1986 6/1/1986 7/1/1986 8/1/1986 9/1/1986 10/1/1986 11/1/1986 1/1/1987 2/1/1987 3/1/1987 4/1/1987 5/1/1987 6/1/1987 7/1/1987 8/1/1987 9/1/1987 10/1/1987 11/1/1987 12/1/1987 1/1/1988 2/1/1988 3/1/1988 4/1/1988 5/1/1988 6/1/1988 7/1/1988 8/1/1988 9/1/1988 10/1/1988 11/1/1988 1/1/1989 2/1/1989 Rate of Change 31.26719912 32.30747827 32.62378781 32.39428227 31.79972212 30.4412524 29.63972317 28.77904441 27.96877723 27.64639209 27.72639198 27.80440715 28.2598147 27.82402373 26.44600585 24.03206818 20.71016965 16.72719373 11.84760946 6.736220597 1.405533141 -4.425176777 -10.58996316 -16.33143258 -21.59966187 -26.4311506 -31.00344954 -34.77185159 -37.54189944 -39.0798897 -39.52280401 -39.18969409 -38.0231132 -35.96379157 -32.97531898 -29.81004529 -26.64844521 -23.04142494 -18.01112869 -12.46083983 -7.067035626 -2.123902581 2.250549668 5.937902418 8.363685993 9.740272004 10.23895295 10.58337706 10.47342326 9.709819902 7.965325178 5.981540973 4.221141958 1.707362511 -1.112668116 -3.762354212 -5.999464727 -7.907426472 -10.01516364 -12.35507943 -14.5335277 -15.91380761 -17.66790767 -19.9709345 -22.81633729 -25.80938517 -29.32166231 -33.22447174 -36.95606299 -40.70600707 -44.05013183 -47.09288952 -49.91508232 -52.79090279 -55.07494997 -55.62929707 -54.34674809 -51.9291741 -48.1936929 -42.90415742 -36.97399741 -29.26781048 -20.74350316 -11.53026791 -3.024682189 5.703374297 16.93169008 25.53657604 29.17459144 31.02113818 30.95240214 27.72492043 23.81546503 17.75776652 11.21589038 5.115371821 1.58099223 -1.191192306 -5.92160345 NA Rig Count 3672 3770 3938 3982 3890 3984 4153 4230 4346 4455 4575 4653 4775 4684 4499 4120 3573 3254 3038 2876 2789 2642 2566 2725 3024 2904 2523 2241 1924 2009 2137 2220 2394 2454 2578 2748 3053 2970 2816 2597 2234 2397 2582 2644 2687 2652 2737 2873 3054 2819 2621 2388 2031 2033 2160 2230 2258 2228 2207 2232 2351 2247 1898 1486 972 820 769 756 857 857 926 1013 1202 1184 956 940 814 824 910 1062 1174 1338 1398 1425 1359 1266 1286 1270 1019 1035 1088 1089 1114 1186 1116 1075 1052 975 959 North American Rig Count (Rate of Change Curve) (13) 95 96 97 98 99 00 01 02 03 04 05 06 Rig Production 48.3 40.5 33.5 34 38 26.6 20.9 27.4 21.9 18.1 15.2 13.4 Gas Price 1.73 2.75 2.48 2.09 2.27 4.31 3.96 3.47 5.5 5.91 8.81 6.74 Gas Production Per Rig vs. Gas Prices (Annual Average) (13)

Recent Developments EBT Orders ($ millions, except per share data) On October 24, 2007 Gardner Denver Reported Q3 Results Q3 YTD 06 Q3 YTD 07 Dollars 1229.6 1358.5 Q3 YTD 06 Q3 YTD 07 Dollars 1.79 2.62 Revenue Diluted EPS Q3 YTD 06 Q3 YTD 07 Dollars 142.7 188 Q3 YTD 06 Q3 YTD 07 Dollars 1300.1 1401.1 (5)

Strong Balance Sheet ($ in millions) Pro Forma(9) 6/30/05 09/30/07 Cash and equivalents $118.4 $ 88.8 Total Revolver 117.0 90.8 Term Loan A 380.0 79.8 Other Debt 35.0 30.8 Senior Subordinated Notes 125.0 125.0 Total Debt 657.0 326.4 Stockholders' equity 618.9 1,081.3 Total capitalization $1,275.9 $1,407.7 Total debt/Total cap. 51.5% 23.2% Net debt/Net cap. 46.5% 18.0%

Significant Operating Leverage ($ in millions, except per share data) 2006 revenues $1,669 Illustrative 1% revenue increase (organic growth) $17 20-25% margin on incremental revenues $3.3-$4.2 Incremental after-tax earnings (14) $2.3-$2.9 Pro forma shares outstanding 54,400 Incremental EPS Impact of 1% revenue increase $0.04-$0.05 A 1% organic increase in revenues could create an incremental $0.04-$0.05 earnings per share

Strategic Acquisitions

Gardner Denver

Date	Business	Products	Region
1996	TCM	Oilfield pumps	US
	Lamson	Centrifugal blowers, exhausters	US
1997	Tamrotor	Rotary screw compressors	Europe
1998	Wittig	Vane compressors, vacuum pumps	Europe
	Geoquip	Oilfield and jetting pumps, aftermarket	US
	Champion	Reciprocating compressors	US
1999	Air Relief	Centrifugal compressor parts	US
	Butterworth	Water jetting pumps	US
	Allen-Stuart	Custom-engineered packages	US
2000	CRS Power Flow	Water jetting aftermarket	US
	Jetting Systems	Water jetting aftermarket	US
	Invincible Airflow	Centrifugal blowers, vacuum systems	US
2001	Hoffman Air	Centrifugal blowers and vacuums	US
	Belliss & Morcom	Reciprocating compressors (PET)	Europe
2003	Chaparral	Oilfield pumps, aftermarket	US
2004	Syltone	Compressors, blowers, transportation and fluid transfer-related equipment	Europe
	Nash Elmo	Liquid ring pumps and side channel blowers	US/Europe
2005	Bottarini	Compressor packaging	Europe
	Thomas	Compressors, pumps and blowers	US/Europe
2006	Todo	Self-sealing couplings	Europe

41

Presentation Notes Note 1: Company estimates Note 2: From operating activities Note 3: Outlook by end market segments and 2007 estimates reflects the Company's views as of the third quarter 2007 earnings release on October 24, 2007 Note 4: Adjusted for a 2-for-1 stock split completed in 2006 Note 5: Reflects a non-recurring, non-cash reduction to net deferred tax liabilities that was recognized in the third quarter of 2007, which increased DEPS by $0.19 Note 6: Segment operating earnings (defined as revenues less cost of sales and selling and administrative expenses), and segment operating margin (defined as segment operating earnings divided by segment revenues) are indicative of short-term operational performance and ongoing profitability. For a reconciliation of segment operating earnings to consolidated income before income taxes, see "Business Segment Results" in the Company's third quarter 2007 earnings release Note 7: Based on 2006 revenues Note 8: Based on Q4 results due to effect of acquisitions Note 9: Proforma for the Thomas acquisition and related financing Note 10: Source: The Freedonia Group, McIlvaine Company Note 11: See Slide 40, "Significant Operating Leverage" for additional detail Note 12: Source: Thomson Financial as of November 16, 2007 Note 13: Source: Energy Information Administration, Baker Hughes, Spears & Associates Note 14: Assumes a 30% tax rate